Supplement to PREMIER Accumulation Life Prospectus
                to Prospectus dated May 1, 2006, as supplemented

                         Supplement dated February 14, 2007


On May 1, 2003, we added the American Century VP Ultra Class II (the "Portfolio") as an investment option to your variable life policy. Since
May 1, 2003, we have described and intended to offer the Class II shares of the Portfolio. Due to an administrative error, instead of purchasing and redeeming Class II shares of the Portfolio, we have actually purchased and
redeemed  Class I shares of the Portfolio.   As a result, policy owners who
have elected to invest in American Century VP Ultra Class II shares actually received the American Century VP Ultra Class I shares. Consequently, the daily 12b-1 fee applicable to Class II shares was not deducted from assets of the Portfolio.

Effective March 16, 2007, we will begin purchasing and redeeming the correct Class II shares of the Portfolio, however, Class I shares will continue to be available for those policy owners invested as of March 15, 2007. For those policy owners, Class I shares will continue to be available for premiums, deduction allocations and transfers under your policy. If at any time a policy owner ceases to be invested in Class I shares, the Class I shares will no longer be available to them. If both Class I and Class II shares of the Portfolio are available to a policy owner, we will allocate investments to the Class I shares.

     Contacting Symetra. If you have any questions, you can contact a Symetra Financial Client Services Representative at (800)796-3872. You can also use our website at www.Symetra.com.

     Before investing or changing your investments, carefully consider the investment objectives, risks, charges and expenses of the Portfolios. This and other information is contained in the contract prospectus and the Portfolio prospectuses. Please contact us or your Registered Representative for free copies of the prospectuses and read them carefully before investing.